                          SECURITIES PURCHASE AGREEMENT

         SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of May 20, 2003, by and among Q Comm International, Inc., a Utah corporation, having its principal office at 1145 South 1680 West, Orem, Utah 84058 (the "Company"), and Jurika Family Trust U/A 1989 (the "Buyer").

         WHEREAS:

         A. The Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 under Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act"); and

         B. The Company desires to issue and sell, upon the terms and conditions set forth in this Agreement: (i) the Company's 12% unsecured promissory note in the original principal amount of One Million Dollars ($1,000,000), substantially in the form attached hereto as Exhibit "A" (the "Note") and (ii) warrants, in the form attached hereto as Exhibit "B" (the "Warrants"), to purchase 3,571,428 shares of the Company's common stock, par value $.001 per share (the "Common Stock"); and

         C. Buyer wishes to purchase, upon the terms and conditions stated in this Agreement, the Note and the Warrants.

         NOW THEREFORE, the Company and the Buyer hereby agree as follows:

         1. PURCHASE AND SALE OF DEBENTURES, SHARES AND WARRANTS.

                           a. Purchase of Securities. On the Closing Date (as
defined below), the Company shall issue and sell to the Buyer and the Buyer agrees to purchase from the Company the Note and the Warrants.

                           b. Purchase Price and Form of Payment. The purchase
price for the Note and the Warrants shall be $1,000,000 in the aggregate (the "Purchase Price"). On the Closing Date (as defined below), (i) the Buyer shall pay the Purchase Price by wire transfer of immediately available funds (or as otherwise mutually agreed) to the Company, in accordance with the Company's written wiring instructions, against delivery of the Note and the Warrants and
(ii) the Company shall deliver the Note and the Warrants, duly executed on behalf of the Company, to the Buyer, against delivery of such Purchase Price.

                           c. Closing Date. Subject to the satisfaction (or
waiver) of the conditions thereto set forth in Section 5 and Section 6 below, the date and time of the issuance and sale of the Note and the Warrants shall be 11:00 a.m. Eastern Standard Time on May 31, 2003 or such other mutually agreed upon time (the "Closing Date"). The closing of the transactions contemplated by this Agreement (the "Closing") shall occur on the Closing Date at the offices of the Companya s set forth above, or at such other location as may be agreed to by the parties.

                  2. BUYER'S REPRESENTATIONS AND WARRANTIES. The Buyer represents and warrants to the Company that:

                           a. Investment Purpose. As of the date hereof, the
Buyer is purchasing the Note and the Warrants and the shares of the Common Stock issuable upon exercise of the Warrants (the "Warrant Shares" and, together with the Note, the "Securities") for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act; provided, however, that by making the representations herein, the Buyer, subject to any agreement to the contrary executed simultaneously herewith, does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

                           b. Accredited Investor Status. The Buyer is an
"accredited investor" as that term is defined in Rule 501(a) of Regulation D (an "Accredited Investor") for the reasons checked on Schedule 1 hereto.

                           c. Reliance on Exemptions. The Buyer understands that
the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

                           d. Information. The Buyer and its advisors, if any,
have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities that the Buyer or its advisors has requested. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. The Buyer understands that its investment in the Securities involves a significant degree of risk.

                           e. Governmental Review. The Buyer understands that no
United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

                           f. Transfer or Re-sale. The Buyer understands that
(i) the sale or re-sale of the Securities has not been and is not being registered under the 1933 Act or any applicable state securities laws, and none of the Securities may be transferred unless (a) they are sold pursuant to an effective registration statement under the 1933 Act, (b) the Buyer shall have delivered to the Company an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, (c) the Securities are sold or transferred to an "affiliate" (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule) ("Rule 144")) of the Buyer who agrees to sell or otherwise transfer such securities only in accordance with this Section 2(f) and who is an Accredited Investor, or (d) the Securities are sold pursuant to Rule 144; (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any re-sale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

                           g. Legends. The Buyer acknowledges that, except as
otherwise set forth in this Section 2(g), the Note and the certificates evidencing the Warrants and the Warrant Shares shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

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

                  "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under said Act, or an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, that registration is not required under said Act or unless sold pursuant to Rule 144 under said Act."

         The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by applicable state securities laws, (a) such Security is registered for sale under an effective registration statement filed under the 1933 Act or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Security may be made without registration under the 1933 Act, including pursuant to the provisions of Rule 144 and such sale or transfer is effected. The Buyer agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any.

                           h. Authorization; Enforcement. This Agreement has
been duly and validly authorized, executed and delivered on behalf of the Buyer, and this Agreement constitutes the valid and binding agreement of the Buyer enforceable in accordance with its terms.

                           i. Broker. Except as otherwise set forth in this
Section 2i), the Buyer represents and warrants that it has not dealt with any broker, finder, agent or other intermediary who is entitled to a commission or fee with respect to the transactions contemplated hereby. Notwithstanding the foregoing, Halpern Capital, Inc. shall be entitled to a fee equal to 6% of the Purchase Price, which fee shall be payable by the Company out of the Purchase Price.

                  3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Buyer that:

                           a. Organization and Qualification. The Company and
each of its Subsidiaries (as defined below), is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. The Company and each of its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on the business, operations, assets, financial condition or prospects of the Company or its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith. "Subsidiaries" means any corporation or other organization, whether incorporated or unincorporated, in which the Company owns, directly or indirectly, any equity or other ownership interest. The Company has only one subsidiary - Q Comm, Inc., a Utah corporation.

                           b. Authorization; Enforcement; No Conflict. (i) The
Company has all requisite corporate power and authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof,
(ii) the execution and delivery of this Agreement and the Securities by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Note and the Warrants and the issuance and reservation for issuance of the Warrant Shares issuable upon exercise of the Warrants) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its stockholders is required, (iii) this Agreement has been duly executed and delivered by the Company, and (iv) this Agreement constitutes, and upon execution and delivery by the Company of the Note and the Warrants, each of such instruments will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not (i) conflict with or result in a violation of any provision of the Company's Articles of Incorporation or bylaws or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect).

                           c. Issuance of Shares. The Warrant Shares are (or
shall be) duly authorized and reserved for issuance and, upon exercise of the Warrants in accordance with their respective terms, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of stockholders of the Company and will not impose personal liability upon the holder thereof.

                           d. SEC Documents; Financial Statements. Since at
least January 1, 2002, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein, being hereinafter referred to herein as the "SEC Documents"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings prior to the date hereof). As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

                           e Absence of Certain Changes. Since March 31, 2003,
there has been no material adverse change and no material adverse development in the assets, liabilities, business, properties, operations, financial condition, results of operations or prospects of the Company or any of its Subsidiaries.

                           f. Disclosure. All information relating to or
concerning the Company or any of its Subsidiaries set forth in this Agreement is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading.

                  4. COVENANTS.

                           a. Best Efforts. The parties shall use their best
efforts to satisfy timely each of the conditions described in Section 6 and 7 of this Agreement.

                           b. Use of Proceeds. The Company shall use the
proceeds from the sale of the Securities primarily to contract manufacture its Qxpress 200 terminals, including purchasing parts and components used in the assembly of such terminals and to purchase inventory, including PINs from telecommunications carriers.

                           c. Indebtedness for Borrowed Money. Except for any
purchase money indebtedness incurred in connection with the purchase of inventory, as long as any amount remains unpaid on the Note, the Company will not without the prior written consent of Buyer, incur any additional indebtedness for borrowed money unless such indebtedness is by its terms subordinate in all material respects, including but not limited to, in right of payment, to the payment of the Note.

                           d. Reservation of Shares. The Company shall at all
times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the full exercise of the Warrants and issuance of the Warrant Shares in connection therewith (based on the exercise price of the Warrants in effect from time to time). The Company shall not reduce the number of shares of Common Stock reserved for issuance upon exercise of the Warrants without the consent of the Buyer.

                  5. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL. The obligation of the Company hereunder to issue and sell the Note and the Warrants to the Buyer at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

                           a. The Buyer shall have delivered the Purchase Price
in accordance with Section 1(b) above.

                           b. The representations and warranties of the Buyer
shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to the Closing Date.

                           c. No litigation, statute, rule, regulation,
executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

                  6. CONDITIONS TO EACH BUYER'S OBLIGATION TO PURCHASE. The obligation of the Buyer to purchase the Note and Warrants at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions, provided that these conditions are for the Buyer's sole benefit and may be waived by the Buyer at any time in its sole discretion:

                           a. The Company shall have executed this Agreement and
delivered the same to the Buyer.

                           b. The Company shall have delivered to the Buyer a
duly executed Note and warrant certificate evidencing the Warrants in accordance with Section 1(b) above.

                           c. Paul Hickey shall have executed and delivered to
the Buyer a subordination agreement in the form of Exhibit "C" hereto.

                           d. The representations and warranties of the Company
shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at such time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Buyer shall have received a certificate or certificates, executed by the chief executive officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer including, but not limited to certificates with respect to the Company's Certificate of Incorporation, By-laws and Board of Directors' resolutions relating to the transactions contemplated hereby.

                           e. No litigation, statute, rule, regulation,
executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

                  7. GOVERNING LAW; MISCELLANEOUS.

                           a. Governing Law. THIS AGREEMENT SHALL BE ENFORCED,
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS. THE PARTIES HERETO HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES FEDERAL COURTS LOCATED IN SAN FRANCISCO, CALIFORNIA, WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS AGREEMENT, THE AGREEMENTS ENTERED INTO IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. BOTH PARTIES IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING. BOTH PARTIES FURTHER AGREE THAT SERVICE OF PROCESS UPON A PARTY MAILED BY FIRST CLASS MAIL SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE PARTY IN ANY SUCH SUIT OR PROCEEDING. NOTHING HEREIN SHALL AFFECT EITHER PARTY'S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. BOTH PARTIES AGREE THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER. THE PARTY THAT DOES NOT PREVAIL IN ANY DISPUTE ARISING UNDER THIS AGREEMENT SHALL BE RESPONSIBLE FOR ALL FEES AND EXPENSES, INCLUDING ATTORNEYS' FEES, INCURRED BY THE PREVAILING PARTY IN CONNECTION WITH SUCH DISPUTE.

                           b. Counterparts; Signatures by Facsimile. This
Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

                           c. Headings. The headings of this Agreement are for
convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

                           d. Severability. In the event that any provision of
this Agreement is invalid or enforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

                           e. Entire Agreement; Amendments. This Agreement and
the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

                           f. Notices. Any notices required or permitted to be
given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications shall be:

                           If to the Company:

                                    Q COMM INTERNATIONAL
                                    1145 South 1680 West
                                    Orem, Utah 84058
                                    Attention: Chief Executive Officer
                                    Telephone: 801-226-4222

                           With copy to:

                                    Morse, Zelnick, Rose & Lander, LLP
                                    405 Park Avenue
                                    New York, New York 10022
                                    Attention: George Lander, Esq.
                                    Telephone: 212-838-8269
                                    Facsimile: 212-838-9190

         If to the Buyer: To the address set forth immediately below such Buyer's name on the signature page hereto.

         Each party shall provide notice to the other party of any change in address.

                           g. Successors and Assigns. This Agreement shall be
binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor the Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other.

                           h. Third Party Beneficiaries. This Agreement is
intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is neither for the benefit of, nor may any provision hereof be enforced by, any other person.

                           i. Survival. The representations and warranties of
the Buyer set forth in Section 2 hereof shall survive the Closing for a period of six months. The representations and warranties of the Company set forth in
Section 3 hereof and the covenants of the company set forth in Section 4 hereof shall survive the Closing for as long as any amount shall remain unpaid under the Note. The Company agrees to indemnify and hold harmless the Buyer and all its officers, directors, employees and agents for loss or damage arising as a result of or related to any breach or alleged breach by the Company of any of its representations, warranties and covenants set forth in Sections 3 and 4 hereof. The Buyer agrees to indemnify and hold harmless the Company and its officers, directors, employees and agents for loss or damage arising as a result of or related to any material breach by the Buyer of any of its representations, warranties and covenants set forth in Section 2 hereof.

                           j. Further Assurances. Each party shall do and
perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                           k. No Strict Construction. The language used in this
Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.



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



         IN WITNESS WHEREOF, the Buyer and the Company have caused this Agreement to be duly executed as of the date first above written.


Q COMM INTERNATIONAL, INC.


By:      /s/ Paul Hickey
         ------------------------------------
         Paul Hickey
         Chairman and Chief Executive Officer


Jurika Family Trust U/A 1989


By:      /s/ William K. Jurika
         ------------------------------------
         Name: William K. Jurika
         Title: Trustee


RESIDENCE: California

ADDRESS:

         C/o Jurika & Associates
         2030 Franklin Street, Suite 210
         Oakland, California 94612
         Tax ID No.:





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